UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 3, 2019 (April 2, 2019)

J.JILL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38026 (Commission File Number)	45-1459825 (I.R.S. Employer Identification No.)

4 Batterymarch Park
Quincy, MA 02169
(Address of Principal Executive Offices) (Zip Code)
(617) 376-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 2, 2019, the Board of Directors (the “Board”) of J.Jill, Inc. (the “Company”) increased the number of directors comprising the Board from eight to nine members and appointed Kelly Mooney to serve as an additional independent member of the Board.  Ms. Mooney will serve as a Class III director and was appointed to the Nominating, Governance and Corporate Social Responsibility Committee of the Board (the “Nominating, Governance and Corporate Social Responsibility Committee”).

For her service as a non-employee director, Ms. Mooney will participate in the director compensation program arrangements in effect during her service.  She will receive annual cash retainers of $50,000 for service as a director and $5,000 for service as a member of the Nominating, Governance and Corporate Social Responsibility Committee.  In connection with Ms. Mooney’s appointment to the Board, the Board awarded Ms. Mooney 13,915 restricted stock units under the Company’s 2017 Omnibus Equity Incentive Plan. The restricted stock units awarded to Ms. Mooney shall vest on the earlier of the first anniversary of the date of grant or the date of the consummation of a change in control of the Company.

In connection with Ms. Mooney’s election to the Board, the Company has entered into an indemnification agreement with Ms. Mooney in substantially the same form as the indemnification agreement entered into with other directors of the Company that was previously filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-215993). The indemnification agreement provides, in general, that the Company will indemnify Ms. Mooney to the fullest extent permitted by law in connection with his service to the Company or on the Company’s behalf.

Item 7.01	Regulation FD Disclosure.
On April 3, 2019, the Company issued a press release announcing the appointment of Ms. Mooney to the Board, a copy of which is furnished herewith as Exhibit 99.1.

The information set forth in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
     (d)           Exhibits
Exhibit No.	Description

99.1	Press Release dated April 3, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: April 3, 2019
J.JILL, INC.

By:	/s/ David Biese
Name:	David Biese
Title:	Chief Financial and Operating Officer